MEMBERS LIFE INSURANCE COMPANY
Income Benefit Supplement Dated May 1, 2026
to
TruStage® ZoneChoice Income Annuity Statutory Prospectus and Initial Summary Prospectus
dated May 1, 2026
INCOME BENEFIT TERMS
FOR CONTRACT APPLICATIONS SIGNED ON OR AFTER SEPTEMBER 30, 2025
This Income Benefit Supplement (this "Supplement") applies to the TruStage® ZoneChoice Income
Annuity Contract (the “Contract”). Please read it carefully and keep it with your Prospectus for future reference. Capitalized terms have the meanings provided in the Prospectus. To confirm that you have the most current Income Benefit Supplement, please ask your financial professional; contact us at 2000
Heritage Way, Waverly, IA 50677 or 1-800-798-5500; or go to https://www.trustage.com/regulatory-
documents. This Supplement has no specified end date and is effective until superseded by a subsequent Income Benefit Supplement. We will file a new Income Benefit Supplement at least 10
Business Days before new Income Benefit terms go into effect. Once your Contract is issued, the
Income Benefit terms applicable to you will not change for the life of your Contract. You can find
Income Benefit terms for prior Contract Application Dates in Appendix C to the Prospectus.
This Supplement provides current values for the following Income Benefit terms that you need to understand when buying the Contract and choosing an Income Benefit rider: Base Withdrawal
Percentage, Annual Increase Percentage, and Income Benefit Fee Rate.
A combination of the Base Withdrawal Percentage and the Annual Increase Percentage is used to determine the Income Benefit Percentage. The percentages that apply to you depend on whether there is one Covered Person or two Covered Persons, and the Covered Person(s) Age(s) as of the Contract Issue
Date. If there are two Covered Persons, the joint life option rates apply. The Annual Increase Percentage is subject to a Maximum Annual Increase Period of 20 years.
For you to receive the Income Benefit terms reflected in this Supplement:
•your Application Signed Date must be on or after the date set forth above and before we establish new Income Benefit terms through a new Supplement; and
•we must receive your paperwork in Good Order within 14 calendar days of the Application Signed
Date; and
•we must receive the Purchase Payment within 60 calendar days of the Application Signed Date.
Once these conditions are met, if we establish new Income Benefit terms before we issue your Contract that all change to your advantage or are unchanged, we will apply the new Income Benefit terms on the
Contract Issue Date. However, if any new Income Benefit term changes to your disadvantage, we will apply all of the Income Benefit terms in this Supplement.
If you do not meet the above conditions and we establish new Income Benefit terms after the Application
Signed Date, the new Income Benefit terms will apply. However, if any new Income Benefit term changes to your disadvantage, we will consider your application not in Good Order; before we issue your Contract, we will require you to acknowledge that you wish to proceed based on the changed (less advantageous)
Income Benefit terms.

KEY INFORMATION

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Allocation Options you choose.
There is an implicit ongoing fee on the Risk Control Accounts to the extent that the Cap Rate, Participation Rate, or Dual Step
Rate limit your participation in Index gains, which is not
reflected in the tables below. This means your returns may be lower than the Index's returns; however, in exchange for
accepting limits on Index gains, you receive some protection from Index losses through the Floors, Buffers, and Boosts.
Please refer to your Contract Data Page and Rider Data Page for information about the specific fees you will pay each year based on the options you have elected. Once your Contract is issued, your
Income Benefit Fee Rate will not change for the life of your Contract.
				Location in Prospectus: Fee Table Charges and Adjustments
	Annual Fee	Minimum Charge	Maximum Charge
	Income Benefit Fee Rate(1) (may vary by Income Benefit rider)	1.50%	1.50%
	(1) As a percentage of the average daily Income Benefit Base for the prior Contract Year.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract,
which could result in Surrender Charges, negative Interim Value calculations, and a negative Market Value Adjustment that
substantially increase costs.

	Lowest Annual Cost: $1,340	Highest Annual Cost: $1,340

Assumes:
•$100,000 investment
•5% annual appreciation
•Least expensive Income Benefit
Rider
•No sales charges
•No transfers or withdrawals
•$0 Interim Value calculation on
Income Benefit Fee deduction
•No Market Value Adjustment

Assumes:
•$100,000 investment
•5% annual appreciation
•Most expensive Income Benefit
Rider
•No sales charges
•No transfers or withdrawals
•$0 Interim Value calculation on
Income Benefit Fee deduction
•No Market Value Adjustment

CHARGES AND ADJUSTMENTS - Income Benefit Fee

Income Benefit Fee Rate (as a percentage of the average daily Income Benefit Base for the prior Contract Year)	Current Charge
IncomeGrowth Performance Rider	1.50%
IncomeGrowth Protection Rider	1.50%

Percentages for Single Life Income Benefit Payments
Age on Contract Issue Date	IncomeGrowth Protection		IncomeGrowth Performance
	Base Withdrawal Percentage	Annual Increase Percentage	Base Withdrawal Percentage	Annual Increase Percentage
21 - 44	3.50%	0.20%	2.75%	0.20%
45	4.50%	0.20%	3.75%	0.20%
46	4.65%	0.20%	3.90%	0.20%
47	4.80%	0.20%	4.05%	0.20%
48	4.95%	0.20%	4.20%	0.20%
49	5.10%	0.20%	4.35%	0.20%
50	5.25%	0.20%	4.50%	0.20%
51	5.40%	0.20%	4.65%	0.20%
52	5.55%	0.20%	4.80%	0.20%
53	5.70%	0.20%	4.95%	0.20%
54	5.85%	0.20%	5.10%	0.20%
55	6.00%	0.25%	5.25%	0.25%
56	6.10%	0.25%	5.35%	0.25%
57	6.20%	0.25%	5.45%	0.25%
58	6.30%	0.25%	5.55%	0.25%
59	6.40%	0.25%	5.65%	0.25%
60	6.50%	0.30%	5.75%	0.30%
61	6.60%	0.30%	5.85%	0.30%
62	6.70%	0.30%	5.95%	0.30%
63	6.80%	0.30%	6.05%	0.30%
64	6.90%	0.30%	6.15%	0.30%
65	7.00%	0.35%	6.25%	0.35%
66	7.10%	0.35%	6.35%	0.35%
67	7.20%	0.35%	6.45%	0.35%
68	7.30%	0.35%	6.55%	0.35%
69	7.40%	0.35%	6.65%	0.35%
70	7.50%	0.40%	6.75%	0.40%
71	7.60%	0.40%	6.85%	0.40%
72	7.70%	0.40%	6.95%	0.40%
73	7.80%	0.40%	7.05%	0.40%
74	7.90%	0.40%	7.15%	0.40%
75	8.00%	0.45%	7.25%	0.45%
76	8.00%	0.45%	7.25%	0.45%
77	8.00%	0.45%	7.25%	0.45%
78	8.00%	0.45%	7.25%	0.45%
79	8.00%	0.45%	7.25%	0.45%
80+	8.00%	0.50%	7.25%	0.50%

Percentages for Joint Life Income Benefit Payments
Age on Contract Issue Date*	IncomeGrowth Protection		IncomeGrowth Performance
	Base Withdrawal Percentage	Annual Increase Percentage	Base Withdrawal Percentage	Annual Increase Percentage
21 - 44	2.75%	0.20%	2.00%	0.20%
45	3.75%	0.20%	3.00%	0.20%
46	3.90%	0.20%	3.15%	0.20%
47	4.05%	0.20%	3.30%	0.20%
48	4.20%	0.20%	3.45%	0.20%
49	4.35%	0.20%	3.60%	0.20%
50	4.50%	0.20%	3.75%	0.20%
51	4.65%	0.20%	3.90%	0.20%
52	4.80%	0.20%	4.05%	0.20%
53	4.95%	0.20%	4.20%	0.20%
54	5.10%	0.20%	4.35%	0.20%
55	5.25%	0.25%	4.50%	0.25%
56	5.35%	0.25%	4.60%	0.25%
57	5.45%	0.25%	4.70%	0.25%
58	5.55%	0.25%	4.80%	0.25%
59	5.65%	0.25%	4.90%	0.25%
60	5.75%	0.30%	5.00%	0.30%
61	5.85%	0.30%	5.10%	0.30%
62	5.95%	0.30%	5.20%	0.30%
63	6.05%	0.30%	5.30%	0.30%
64	6.15%	0.30%	5.40%	0.30%
65	6.25%	0.35%	5.50%	0.35%
66	6.35%	0.35%	5.60%	0.35%
67	6.45%	0.35%	5.70%	0.35%
68	6.55%	0.35%	5.80%	0.35%
69	6.65%	0.35%	5.90%	0.35%
70	6.75%	0.40%	6.00%	0.40%
71	6.85%	0.40%	6.10%	0.40%
72	6.95%	0.40%	6.20%	0.40%
73	7.05%	0.40%	6.30%	0.40%
74	7.15%	0.40%	6.40%	0.40%
75	7.25%	0.45%	6.50%	0.45%
76	7.25%	0.45%	6.50%	0.45%
77	7.25%	0.45%	6.50%	0.45%
78	7.25%	0.45%	6.50%	0.45%
79	7.25%	0.45%	6.50%	0.45%
80+	7.25%	0.50%	6.50%	0.50%
*Age of the older Covered Person on the Contract Issue Date if the older Covered Person's Age is within 5 years of the younger Covered Person's Age; if the age difference is greater than 5 years, the Age of the younger Covered Person on the Contract Issue Date will be used.
TruStage® ZoneChoice Income Annuity
Issued by:
MEMBERS Life Insurance Company
UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS
DATED MAY 1, 2026
This Updating Summary Prospectus summarizes key features of the TruStage® ZoneChoice Annuity, an individual or joint owned, single purchase payment deferred index-linked annuity contract. This prospectus also provides a summary of any Contract features that have changed.
The prospectus for the Contract contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://
www.trustage.com/regulatory-documents. You can also obtain this information at no cost by calling
1-800-798-5500 or by emailing AnnuityAndPRTManagersMail@trustage.com.
Additional information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at investor.gov/.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

APPENDIX - ALLOCATION OPTIONS AVAILABLE UNDER THE CONTRACT	A-1

GLOSSARY

Accumulation Period. The period of time that begins on the Contract Issue Date and ends on the Payout
Date or the date this Contract is terminated if earlier.
Adjusted Index Return. The Index Return for the current Interest Term adjusted for the Crediting
Strategy. This value is only calculated at the end of the Interest Term.
Administrative Office. MEMBERS Life Insurance Company, 2000 Heritage Way, Waverly, Iowa 50677.
Phone: 1-800-798-5500.
Age. Age as of last birthday.
Allocation Options. All available options under the Contract for allocating your Purchase Payment and
Contract Value.
Annual Free Withdrawal Amount. The amount that can be withdrawn each Contract Year without incurring a Surrender Charge or Market Value Adjustment. For the first six Contract Years, it is equal to
10% of the Contract Value determined at the beginning of each Contract Year. Beginning on the sixth
Contract Anniversary, it is equal to 20% of the Contract Value determined at the beginning of each
Contract Year. Income Benefit Payments are considered a withdrawal for purposes of determining the
Annual Free Withdrawal Amount.
Annual Increase Percentage. The percentage that is added to the Income Benefit Percentage for each whole Contract Year from the Contract Issue Date until the Income Benefit Payment Start Date, subject to the Maximum Annual Increase Period.
Annuitant (Joint Annuitant). The person(s) whose life (or lives) determines the Payout Period Income
Payment amount payable under the Contract. If the Owner is a non-natural person, the Annuitant(s) is also the person(s) whose death determines the Death Benefit.
Application Signed Date. The date that you sign your application. For applications transmitted through electronic order entry, the Application Signed Date is the initial submission date and may be different than the wet signature date. Please speak with your Financial Professional to determine which date applies to your application.
Authorized Request. A signed and dated request that is in Good Order. Without limitation, any of the following requests must be signed by all Owners and any assignee: transfer value, change a party to the
Contract, change the Payout Date, or make a partial withdrawal or full surrender of the Contract. An
Authorized Request may also include a phone, fax, or electronic request for specific transactions.
Base Withdrawal Percentage. The Income Benefit Percentage on the Contract Issue Date.
Beneficiary (Beneficiaries). The person(s) or entity(ies) who will receive the Death Benefit proceeds due to the Owner’s death, or in the case of a non-natural Owner, upon the death of the Annuitant.
Boost. The percentage added to an Index Return that is less than zero to determine the Adjusted Index
Return. It is also the minimum Adjusted Index Return when the Index Return is greater than or equal to zero.
Buffer. The maximum amount of negative interest assumed by the Company for an Interest Term, and any additional negative interest will be credited to the Risk Control Account.
Business Day. Any day that the New York Stock Exchange is open for trading. All requests for transactions that are received at our Administrative Office in Good Order on any Business Day prior to market close, generally 4:00 P.M. Eastern Time, will be processed as of the end of that Business Day.
Cap Rate. The maximum amount of interest the Company will credit to the Risk Control Account for an
Interest Term. If the Cap Rate is uncapped, the Cap Rate is not applied to the Crediting Strategy.

Company. MEMBERS Life Insurance Company; also referred to as “we”, “our” and “us”.
Contract. The TruStage® ZoneChoice Income Annuity, an individual or joint owned, single purchase payment deferred index-linked annuity contract issued by MEMBERS Life Insurance Company.
Contract Anniversary. The same day and month as the Contract Issue Date for each year the Contract remains in force.
Contract Data Page. Pages attached to your Contract that describe certain terms applicable to your specific Contract.
Contract Issue Date. The day your Contract is issued. This date will be used to determine Contract
Years and Contract Anniversaries.
Contract Value. The total value of your Contract during the Accumulation Period. All values are calculated as of the end of a Business Day.
Contract Year. Any twelve-month period beginning on the Contract Issue Date or Contract Anniversary and ending one day before the next Contract Anniversary.
Covered Person(s). The natural person(s) whose Age and lifetime we base Income Benefit Payments on under the Income Benefit.
Crediting Base. The amount used to calculate the Risk Control Account Value. It is equal to the amount allocated to a Risk Control Account at the start of the Interest Term, reduced proportionally for any withdrawals, Flex Transfers, the Income Benefit Fee, or Contract Value applied to a Payout Option.
Crediting Strategy. The method by which interest is calculated for an Allocation Option during the
Interest Term.
Death Benefit. The amount the Beneficiary is entitled to upon the death of an Owner who is a natural person or the death of an Annuitant if the Owner is a non-natural person.
Dual Step Rate. The percentage that equals the Adjusted Index Return when the Index Return is greater than or equal to the applicable Buffer for the Crediting Strategy.
Excess Withdrawal. The portion of a withdrawal that, when added to other withdrawals during the current Contract Year, is greater than the total Income Benefit Payment for the current Contract Year.
Excess Withdrawals include withdrawals prior to the Income Benefit Payment Start Date and deductions for any applicable Surrender Charge and Market Value Adjustment.
Fixed Account. An Allocation Option that is part of our General Account to which we credit a fixed annual rate of interest referred to as the Fixed Interest Rate.
Fixed Account Nonforfeiture Value. The value used to determine the Fixed Account minimum values. It applies to the Surrender Value, the entire Contract Value applied to a Payout Option, and Death Benefit proceeds upon the death of an Owner during the Accumulation Period.
Fixed Interest Rate. The effective annual rate of interest credited to the Fixed Account. The Fixed
Interest Rate will never be less than 0.05%.
Flex Transfer. The voluntary transfer of some or all of the value in any Risk Control Account to the Fixed
Account prior to the end of the Interest Term.
Floor. The maximum amount of negative interest for an Interest Term used to determine the Adjusted
Index Return that may be credited to the Risk Control Account for an Interest Term.
General Account. All of the Company’s assets other than the assets in its separate accounts.
Good Order. A request or transaction generally is considered in “Good Order” if we receive it at our
Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information and supporting legal documentation necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. This information and documentation necessary for a transaction or instruction generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to the Purchase
Payment, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time, including without limitation, the conditions and time periods related to the application of Income Benefit Terms in the Income Benefit
Supplement. If you have any questions, you should contact us or your financial professional before submitting the form or request.
Income Benefit. A non-optional feature also known as a guaranteed lifetime withdrawal benefit, that, subject to certain conditions, provides guaranteed lifetime payments (“Income Benefit Payments”) based on a single or joint percentage (“Income Benefit Percentage”) of your Income Benefit Base.
Income Benefit Base. The amount upon which the Income Benefit Payment is based.
Income Benefit Fee. A fee equal to the Income Benefit Fee Rate multiplied by the average daily Income
Benefit Base for the prior Contract Year. The Income Benefit Fee is assessed as long as the Income
Benefit rider is in effect. The fee compensates us for the expenses, mortality risk, and expense risk assumed by us for providing the Income Benefit.
Income Benefit Fee Rate. The percentage used to calculate the Income Benefit Fee.
Income Benefit Payment(s). The guaranteed lifetime withdrawal amount.
Income Benefit Percentage. The percentage applied to the Income Benefit Base to determine the annual Income Benefit Payment. The Income Benefit Payment equals the Income Benefit Percentage (a combination of the Base Withdrawal Percentage and the Annual Increase Percentage) multiplied by the
Income Benefit Base.
Income Benefit Payment Start Date. The date Income Benefit Payments begin.
Income Benefit Supplement. A periodic supplement to this Prospectus that provides current values for the following Income Benefit terms: Annual Increase Percentages, Base Withdrawal Percentages, and
Income Benefit Fee Rate.
Index, Indices. The reference index (or indices) that is a benchmark designed to track the performance of a portfolio of securities and is used to determine the Index Return, Adjusted Index Return, and Interim
Value for a Crediting Strategy.
Index Return. The percentage change in the reference Index from the beginning of the Interest Term to the end of the Interest Term.
Index Value. The closing value for the reference Index as of the end of a Business Day.
Interest Term. The period for which interest is calculated for an Allocation Option. The Interest Term may vary by Allocation Option. Interest Terms will start and end on a Contract Anniversary, unless otherwise specified.
Interim Value. The value for a Risk Control Account on any day other than the first and last Business Day of an Interest Term.
Internal Revenue Code (IRC). The Internal Revenue Code of 1986, as amended.
Irrevocable Beneficiary. A Beneficiary who must consent to being changed or removed as a Beneficiary.
By designating an Irrevocable Beneficiary, you give up the right to change that Beneficiary unilaterally.
Market Value Adjustment. An adjustment (increase or decrease) that may be applied to a full surrender or partial withdrawal prior to the end of the six-year rolling period that begins on the Contract Issue Date.

The Market Value Adjustment does not apply to transfers (including Flex Transfers) or to the Annual Free
Withdrawal Amount.
Maximum Annual Increase Period. The number of years after which no further Annual Increase
Percentages will be applied.
Non-Qualified Contract. An annuity contract that is independent of any formal retirement or pension plan.
Owner (Joint Owner). The person(s) or entity who own(s) the Contract and has (have) all rights under the Contract. Unless owned by a non-natural person, the Owner is also the person(s) whose death determines the Death Benefit. The Owner is also referred to as “you” or “your”.
Participation Rate. The percentage that may be applied to an Index Return to determine the Adjusted
Index Return. For any Risk Control Account with a Buffer or Floor, the percentage is applied to an Index
Return that is greater than zero. For any Risk Control Account with a Boost, the percentage is applied to an Index Return that is greater than the Boost.
Payout Date. The date the first Payout Period Income Payment is paid from the Contract to the Owner.
Payout Option. The choices available under the Contract for payout of your Contract Value.
Payout Period. The period of time that begins on the Payout Date and continues until we make the last payment as provided by the Payout Option chosen or the last Income Benefit Payment.
Payout Period Income Payment. Income payments made during the Payout Period.
Purchase Payment. The amount paid to us, by or on behalf of an Owner, that is used to establish the annuity on the Contract Issue Date. We do not allow any additional Purchase Payments.
Qualified Contract. An annuity that is part of an individual retirement plan, pension plan or employer-
sponsored retirement program that is qualified for special treatment under the Internal Revenue Code.
Required Minimum Distributions (RMDs). The required minimum distribution defined by section
401(a)(9) of the IRC for the Contract and as determined by us. RMDs only apply to Qualified Contracts.
Rider Data Page. Pages attached to the Income Benefit rider that describe certain terms applicable to your specific rider.
Risk Control Account. An Allocation Option to which we credit interest based in part on the performance of an Index, subject to the Crediting Strategy.
Risk Control Account Value. The portion of the Contract Value in a Risk Control Account.
SEC. The U.S. Securities and Exchange Commission.
Spouse. The person to whom you are legally married. The term Spouse includes the person with whom you have entered into a legally-sanctioned marriage that grants you the rights, responsibilities, and obligations married couples have in accordance with applicable state laws. Individuals who do not meet the definition of Spouse may have adverse tax consequences when exercising provisions under this
Contract and any attached endorsements or riders. Additionally, individuals in other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as Spouses as defined in this Contract for federal tax purposes. Consult with a tax advisor for more information on this subject and before exercising benefits under the contract and any attached endorsements or riders.
Surrender Charge. The charge associated with surrendering either some or all of the Contract Value.
Surrender Value. The amount you are entitled to receive if you elect to surrender this Contract during the
Accumulation Period.
Valuation Period. The period beginning at the close of one Business Day and continuing to the close of the next succeeding Business Day.

UPDATED INFORMATION ABOUT YOUR CONTRACT

Below is a summary of certain Contract features that have changed since the prospectus dated May 1,
2025. This may not reflect all of the changes that have occurred since you entered into your Contract.
•Floor with Participation Rate and Cap Rate Crediting Strategy. We added new Risk Control
Accounts with a 0% Floor for six-year Interest Terms. These Risk Control Accounts are available for three reference Indices.
•Buffer with Participation Rate and Cap Rate Crediting Strategy. We no longer offer this
Crediting Strategy for the Barclays Risk Balanced Index.
•Boost with Participation Rate and Cap Rate Crediting Strategy. We no longer offer this
Crediting Strategy for the Barclays Risk Balanced Index.

The above changes were made effective May 1, 2026. Please refer to the Appendix for detailed information regarding these Risk Control Accounts and their availability.

KEY INFORMATION

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE TRUSTAGE® ZONECHOICE INCOME ANNUITY
FEES, EXPENSES, AND ADJUSTMENTS		Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you surrender your Contract or take an Excess Withdrawal during the first six Contract Years, you may pay a Surrender
Charge of up to 8% of the amount withdrawn that exceeds the
Annual Free Withdrawal Amount. For example, if you were to
surrender your Contract during the first Contract Year, you could pay a surrender charge of up to $7,200 on a $100,000 investment.
Your loss will be greater if there is a negative Market Value
Adjustment, negative Interim Value adjustment, income taxes, or an additional tax.
If you surrender your Contract or take an Excess Withdrawal from any Allocation Option at any time other than on or within 30 days after each sixth Contract Anniversary, we will apply a Market Value
Adjustment (which may be positive or negative) to the amount being withdrawn that exceeds the Annual Free Withdrawal Amount.
A negative Market Value Adjustment could significantly decrease the amount you receive from an Excess Withdrawal or surrender. In extreme circumstances, losses from the Market Value Adjustment could be as high as 90% of your Contract Value ($90,000 of a
$100,000 investment).
For Contract Value allocated to a Risk Control Account, if you take a withdrawal (including for Income Benefit Payments), make a
Flex Transfer, surrender your Contract, die, begin Payout Options, or we deduct the Income Benefit Fee, the amount withdrawn or transferred before the expiration of an Interest Term is based on the
Interim Value and will reduce the Crediting Base proportionally. The
Interim Value calculation may reflect a positive or negative return that increases or decreases the amount remaining in the Risk
Control Account, which could result in the loss of your principal and previously credited interest. In extreme circumstances, losses from the Interim Value calculation could be as high as 100% of your Risk
Control Account Value ($100,000 of a $100,000 investment).
The Floor, Buffer, and Boost do not limit losses from the Surrender
Charge, Market Value Adjustment, Income Benefit Fee, Interim
Value calculation, proportionate calculations, or taxes; however, full surrenders from the Fixed Account are subject to the Fixed Account
Nonforfeiture Value.
Fee Table Charges and Adjustments
Are There Transaction Charges?	No.

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Allocation Options you
choose.
There is an implicit ongoing fee on the Risk Control Accounts to the extent that the Cap Rate, Participation Rate, or Dual Step
Rate limit your participation in Index gains, which is not
reflected in the tables below. This means your returns may be lower than the Index's returns; however, in exchange for
accepting limits on Index gains, you receive some protection from Index losses through the Floors, Buffers, and Boosts.
Please refer to your Contract Data Page and Rider Data Page for information about the specific fees you will pay each year based on the options you have elected.
We assess an annual Income Benefit Fee. The current Income
Benefit Fee Rate and table showing the lowest and highest
annual cost is provided in the Income Benefit Supplement.
Once your Contract is issued, your Income Benefit Fee Rate will not change for the life of your Contract.
Fee Table Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Income Benefit Fee Rate(1)	See Income Benefit Supplement.
(1) As a percentage of the average daily Income Benefit Base for the prior Contract Year.
Because your Contract is customizable, the choices you make
affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from
the Contract, which could result in Surrender Charges,
negative Interim Value calculations, and a negative Market
Value Adjustment that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
See Income Benefit Supplement.
RISKS				Location in Prospectus

Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract, including loss of principal and previously credited interest, due to negative
Index performance.
There is a risk of loss of principal and previously credited interest of up to the Floor (a maximum loss of 10% with a Floor of -10%)
each Interest Term due to negative Index performance.
There is a risk of loss of principal and previously credited interest of up to the amount of any negative Index performance that exceeds the Buffer (a maximum loss of 90% with a Buffer of -10%, if the
Index declines by 100%) each Interest Term due to negative Index performance.
There is a risk of loss of principal and previously credited interest of up to the amount of any negative Index performance that exceeds the Boost (a maximum loss of 90% with a 10% Boost, if the
Index declines by 100%) each Interest Term due to negative Index performance.
The Fixed Account and a Risk Control Account with a 0%
Floor, a minimum 1% Cap Rate, and a minimum 100%
Participation Rate will always be available. However, we may change or discontinue some or all of the other Allocation
Options; any remaining Allocation Options may have terms
that are unacceptable to you and may not provide any
protection from Index losses, which could result in the loss of the entire amount of your Contract Value.
Principal Risks of Investing in the Contract
Is this a Short- Term Investment?
No. The Contract is not a short-term investment and is not
appropriate if you need ready access to cash. The benefits of tax deferral mean that the Contract is more beneficial if you have a long time horizon.
Excess Withdrawals and surrenders may be subject to a Surrender
Charge and a Market Value Adjustment (which may be positive or negative) to the extent they exceed the Annual Free Withdrawal
Amount. All withdrawals and surrenders (including withdrawals for
Income Benefit Payments) from a Risk Control Account before the end of an Interest Term are subject to the Interim Value calculation
(which may be positive or negative) and proportional adjustment of the Crediting Base. Amounts withdrawn are also subject to federal and state income taxes, and, if taken before age 59½, a 10%
additional tax. Excess Withdrawals will also reduce the Death
Benefit and Income Benefit Payment, perhaps by significantly more than the amount of the withdrawal.
At least two weeks before the end of an Interest Term, you will be notified of the available Allocation Options to which you may transfer maturing Contract Value. The Risk Control Accounts
available to you and their terms (such as the Interest Term, Index, and Crediting Strategies) may differ from what was previously available. If we do not receive transfer instructions by Authorized
Request at least one Business Day before the end of the current
Interest Term, we will apply the maturing Contract Value to a new
Interest Term of the same Allocation Option. If the same Risk
Control Account is not available, we will apply the value to the
Fixed Account. Values applied to the Fixed Account may earn a lower return than they would have earned in the discontinued Risk
Control Account.
Principal Risks of Investing in the Contract Charges and Adjustments Federal Income Tax Matters

What are the Risks Associated with the Allocation Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the Allocation Options available under the Contract.
Each Allocation Option, including the Risk Control Accounts and the
Fixed Account, has its own unique risks. You should review the
Allocation Options carefully before making an investment decision.
The Cap Rate, Participation Rate, and Dual Step Rate may limit positive Index returns. For example, if the Index performance is
20%, and the Cap Rate or Dual Step Rate (as applicable) is 10%, we will credit 10% in interest at the end of the Interest Term. If the
Index performance is 20%, and the Participation Rate is 10%, we will credit 2% (10% of 20%) in interest at the end of the Interest
Term. You may earn less than the Index performance as a result.
The Floor, Buffer, and Boost will limit negative Index performance and thereby provide limited protection in the case of a market decline. For example, if the Index performance is -25% and the
Floor is -10%, we will credit -10% at the end of the Interest Term. If the Index performance is -25% and the Buffer is -10%, we will credit -15% at the end of the Interest Term. If the Index
performance is -25% and the Boost is 10%, we will credit -15% at the end of the Interest Term.
Except for the Barclays Risk Balanced, each Index associated with the Risk Control Accounts is a "price return index," which means the Index performance does not include dividends paid on the securities comprising the Index. This will reduce Index performance and will cause the Index to underperform a direct investment in the underlying securities. The Barclays Risk Balanced Index reinvests dividends but deducts certain fees. These deductions will reduce
Index performance, and the Index will underperform similar
portfolios from which these fees and costs are not deducted.
Principal Risks of Investing in the Contract Risk Control Account Options Appendix A
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the
Company. Any obligations (including under the Fixed Account and the Risk Control Accounts), guarantees (such as the Income
Benefit and Death Benefit), or benefits are subject to the
Company's claims-paying ability. More information about the
Company, including its financial strength ratings, is available upon request by calling 1-800-798-5500.
Principal Risks of Investing in the Contract
RESTRICTIONS	Location in Prospectus

Are There Restrictions on the Allocation Options?
Yes. As described below there are restrictions on certain features of allocations, transfers, withdrawals, and Allocation Option features.
The availability of Allocation Options, Contract benefits, and other
Contract features described in this Prospectus may vary by state and depending on the broker-dealer through which the Contract is sold.
Appendix B

Risk Control Account Restrictions. The Risk Control Accounts
available to you will vary depending upon which Income Benefit rider you select and whether it is before or after your you Income
Benefit Payment Start Date. The Risk Control Accounts are more limited in number and upside potential with the IncomeGrowth
Protection rider, and with the IncomeGrowth Performance rider for reallocations after the Income Benefit Payment Start Date. With the
IncomeGrowth Protection Rider, Risk Control Accounts are limited to the Floor with Participation Rate and Cap Rate Crediting
Strategies with one-year Interest Terms, and the Fixed Account. For the IncomeGrowth Performance Rider, after the Income Benefit
Payment Start Date, Risk Control Accounts with six-year Interest
Terms, including any Boost and Dual Step Rate options, are no longer available as reallocation options. See Appendix A.
Allocating Your Purchase Payment

Allocation Timing. Subject to the restrictions of the Income Benefit rider you elect and whether it is before or after your Income Benefit
Payment Start Date, each Allocation Option is available on the
Contract Issue Date and at the end of the Interest Term. For
example, after the Contract Issue Date, an Allocation Option with a one-year Interest Term may be available every Contract
Anniversary, whereas an Allocation Option with a six-year Interest
Term may be available every sixth Contract Anniversary. If we add an Allocation Option, you will not be able to allocate your Contract
Value to the new Allocation Option until the start of the next available Interest Term for that Allocation Option. Allocation Options with six-year Interest Terms are not available with the
IncomeGrowth Protection Rider. Additionally, with respect to the
IncomeGrowth Performance rider, the six-year Interest Term is unavailable for reallocation after the Income Benefit Payment Start
Date, if the Payout Date is less than six years from the start of the
Interest Term, or if the length of time until a termination date required by federal regulation is less than six years from the start of the Interest Term.
Allocating Your Purchase Payment

Changes to Allocation Options and Features. We set the Cap
Rate, Participation Rate, Dual Step Rate and/or Fixed Interest Rate
at the start of each Interest Term and guarantee them for the duration of the Interest Term. We will notify you of any new rates at least two weeks before the end of the current Interest Term.
During the life of your Contract, the Fixed Account and a Risk
Control Account with a 0% Floor, a minimum 1% Cap Rate, and a minimum 100% Participation Rate will always be available.
Otherwise, we may add, change, or discontinue Allocation
Options and Indices from time to time. The remaining
Allocation Options may have terms that are unacceptable to
you and may not provide any protection from Index losses,
which could result in the loss of the entire amount of your
Contract Value.
If there is a delay between the date we remove an Index for a Risk
Control Account and the date we add a substitute Index, your Risk
Control Account Value will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the index interest.
We may change, discontinue, or establish restrictions on Flex
Transfers, including limitations on the number, frequency, or amount of Flex Transfers, at any time.
Risk Control Account Options
Are There any Restrictions on Contract Benefits?
Yes. The Benefits under the Contract, including Systematic
Withdrawals and automatic transfers, are subject to additional limitations on the amounts that you may request and the timing for requesting and terminating such programs. Market Value
Adjustments, Interim Value calculations, and Surrender Charges may apply.
Benefits Available under the Contract
TAXES	Location in Prospectus
What Are the Contract's Tax Implications?
You should consult with a tax professional to determine the tax implications of the Contract. There is no additional tax benefit if you purchase the Contract through a qualified retirement plan or individual retirement account (IRA). Withdrawals from the Contract are subject to ordinary income tax, and may be subject to a 10%
additional tax if taken before age 59½.
Federal Income Tax Matters
CONFLICTS OF INTEREST	Location in Prospectus

How Are Investment Professionals Compensated?
Some investment professionals (also referred to as "financial professionals" in this prospectus) may receive compensation for selling the Contract to you in the form of commissions or other compensation. These other forms of compensation may include
cash bonuses, insurance benefits and financing arrangements.
Non-cash benefits may include conferences, seminars and trips
(including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may also pay asset-based commissions (sometimes called trail commissions) in addition to Purchase Payment-based
commissions. Investment professionals may also receive other payments from us for services that do not directly involve the sale of the Contracts, including personnel recruitment and training, production of promotional literature and similar services.
As a result of these compensation arrangements, investment
professionals may have a financial incentive to offer or recommend the Contract over another investment. You should ask your
investment professional for additional information about the compensation he or she receives in connection with your purchase of the Contract.
Other Information - Distribution of the Contract
Should I Exchange My Contract?
You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract. Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own.
Getting Started - The Accumulation Period - Tax Free 1035 Exchanges

APPENDIX: ALLOCATION OPTIONS AVAILABLE UNDER THE CONTRACT

Note: If you surrender your Contract or take an Excess Withdrawal from any Allocation Option at any time other than on or within 30 days after each sixth Contract Anniversary, we will apply a
Market Value Adjustment (which may be positive or negative) to the amount being surrendered or withdrawn that exceeds the Annual Free Withdrawal Amount. A negative Market Value Adjustment could significantly decrease the amount you receive from an Excess Withdrawal or surrender.
Risk Control Account Options
The following is a list of the Risk Control Accounts currently available under the Contract. Depending upon which Income Benefit rider you select and for the IncomeGrowth Performance rider, whether it is before or after your Income Benefit Payment Start Date, you may not be able to invest in certain Risk Control Accounts, as noted below.
We may change the features of the Risk Control Accounts listed below (including the Index, Floors, Cap
Rates, Participation Rates, Buffers, Boosts, and Dual Step Rates), offer new Risk Control Accounts, and terminate existing Risk Control Accounts. If we add a Risk Control Account, you will not be able to allocate your Contract Value to the new Risk Control Account until the start of the next available Interest Term for that Risk Control Account. We will provide you with written notice before making any changes other than changes to the current Cap Rates, Participation Rates, and Dual Step Rates. Information about current
Cap Rates, Participation Rates and Dual Step Rates is available at https://www.trustage.com/zonechoice-
income-annuity-rates.
Note: For Contract Value allocated to a Risk Control Account, if you take a withdrawal (including for Income Benefit Payments), make a Flex Transfer, surrender your Contract, die, begin Payout
Options, or we deduct the Income Benefit Fee, the amount withdrawn or transferred before the expiration of an Interest Term is based on the Interim Value. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Interest Term.

RISK CONTROL ACCOUNT OPTIONS
Risk Control Account Crediting Strategy: Floor with Participation Rate and Cap Rate
Index(1)	Type of Index	Crediting Period(2)	Limit on Index Loss (if held to the end of the Crediting Period)	Minimum Limit on Index Gain (for the Life of the Risk Control Account)
S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	1-Year	Floor: 0% to -10% in 1% increments	•Minimum Cap Rate: 1% •Minimum Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	Stock market index that invests within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book.	1-Year	Floor: 0% to -10% in 1% increments	•Minimum Cap Rate: 1% •Minimum Participation Rate: 100%

Barclays Risk Balanced Index	Allocates between equities and fixed income using the principles of Modern Portfolio Theory, which seeks to maximize the expected return based on a given level of market risk.	1-Year	Floor: 0% to -10% in 1% increments	•Minimum Cap Rate: 1% •Minimum Participation Rate: 100%
S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	6-Year	Floor: 0%	•Minimum Cap Rate:10% •Minimum Participation Rate: 10%(3)
Dimensional US Small Cap Value Systematic Index	Stock market index that invests within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book.	6-Year	Floor: 0%	•Minimum Cap Rate:10% •Minimum Participation Rate: 10%(3)
Barclays Risk Balanced Index	Allocates between equities and fixed income using the principles of Modern Portfolio Theory, which seeks to maximize the expected return based on a given level of market risk.	6-Year	Floor: 0%	•Minimum Cap Rate:10% •Minimum Participation Rate: 10%(3)
Risk Control Account Crediting Strategy: Buffer with Participation Rate and Cap Rate
Index(1)	Type of Index	Crediting Period(2)	Limit on Index Loss (if held to the end of the Crediting Period)	Minimum Limit on Index Gain (for the Life of the Risk Control Account)
S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	1-Year	Buffer: -10% and -20%	•Minimum Cap Rate: 1% •Minimum Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	Stock market index that invests within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book.	1-Year	Buffer: -10% and -20%	•Minimum Cap Rate: 1% •Minimum Participation Rate: 100%
S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	6-Year	Buffer: -10% and -20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%

Dimensional US Small Cap Value Systematic Index	Stock market index that invests within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book.	6-Year	Buffer: -10% and -20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%
Risk Control Account Crediting Strategy: Boost with Participation Rate and Cap Rate
Index(1)	Type of Index	Crediting Period(2)	Limit on Index Loss (if held to the end of the Crediting Period)	Minimum Limit on Index Gain (for the Life of the Risk Control Account)
S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	6-Year	Boost: 10% and 20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	Stock market index that invests within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book.	6-Year	Boost: 10% and 20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%
Risk Control Account Crediting Strategy: Buffer with Dual Step Rate
Index(1)	Type of Index	Crediting Period(2)	Limit on Index Loss (if held to the end of the Crediting Period)	Minimum Limit on Index Gain (for the Life of the Risk Control Account)
S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	6-Year	Buffer: -10% and -20%	Dual Step Rate: 10%
(1)Except for the Barclays Risk Balanced, the performance of each Index associated with the Risk
Control Accounts does not include dividends paid on the securities comprising the Index, and therefore, the performance of the Index does not reflect the full performance of those underlying securities. This will reduce Index performance and will cause the Index to underperform a direct investment in the underlying securities. The Barclays Risk Balanced Index reinvests dividends but deducts a fee of 0.5% for the equity exposure, and 0.2% per year for the treasury exposure, and a cost equal to SOFR plus 0.1145% for the equity component. Therefore, the aggregate fee will depend on the Index's relative allocations to the equity and treasury components from time to time, which are determined by the volatility control mechanism. SOFR refers to the Secured Overnight Financing
Rate, which was 3.87% as of December 31, 2025. The New York Fed publishes the SOFR on its website each Business Day. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted.
(2)We credit interest to each Risk Control Account at the end of each Interest Term by comparing the change in the Index from the first day of the Interest Term to the last day of the Interest Term.
Because Index interest is calculated on a single point in time you may experience negative or flat performance even though the Index experienced gains through some, or most, of the Interest Term.
(3)For Contracts issued on or before May 1, 2026, the minimum Participation Rate for this Risk Control
Account is 100%.

During the life of your Contract, the Fixed Account and a Risk Control Account with a 0% Floor, a minimum 1% Cap Rate, and a minimum 100% Participation Rate will always be available.
Otherwise, we may add, change, or discontinue Allocation Options and Indices from time to time.
The remaining Allocation Options may have terms that are unacceptable to you and may not provide any protection from Index losses, which could result in the loss of the entire amount of your Contract Value.
We may not always make available Risk Control Accounts with Buffers or Boosts. However, if we offer one or more Risk Control Accounts with Buffers, an option with a Buffer of -10% or more will be available.
If we offer one or more Risk Control Accounts with Boosts, an option with a Boost of 10% or more will be available. To the extent we make available other Risk Control Accounts with Cap Rates, Participation
Rates, or Dual Step Rates, we will apply the following minimum guarantees:
•The Cap Rate for Risk Control Accounts with one-year Interest Terms will be at least 1%.
•The Cap Rate for Risk Control Accounts with six-year Interest Terms will be at least 10%.
•The Dual Step Rate for six-year Interest Terms will be at least 10%.
•For Contracts issued on or before May 1, 2026, the Participation Rate will be at least 100%.
•For Contracts issued after May 1, 2026, the Participation Rate will be at least 10%.

RISK CONTROL ACCOUNT OPTIONS AVAILABILITY
Risk Control Account Crediting Strategy	Index, Crediting Period	IncomeGrowth Protection	IncomeGrowth Performance
			Before Income Benefit Payment Start Date	After Income Benefit Payment Start Date
Floor with Participation Rate and Cap Rate	S&P 500 1-year	☑	☑	☑
	Dimensional US Small Cap Value Syst., 1-year	☑	☑	☑
	Barclays Risk Balanced 1-year	☑	☑	☑
	S&P 500 6-year		☑
	Dimensional US Small Cap Value Syst., 6-year		☑
	Barclays Risk Balanced 6-year		☑
Buffer with Participation Rate and Cap Rate	S&P 500 1-year		☑	☑
	Dimensional US Small Cap Value Syst., 1-year		☑	☑
	S&P 500 6-year		☑
	Dimensional US Small Cap Value Syst., 6-year		☑
Boost with Participation Rate and Cap Rate	S&P 500 6-year		☑
	Dimensional US Small Cap Value Syst., 6-year		☑
Buffer with Dual Step Rate	S&P 500 Index 6-year		☑

Discontinued Risk Control Account Options
Existing Contract Owners may have allocated funds to additional Risk Control Accounts that have been discontinued. Discontinued Risk Control Accounts are not available for new or existing Contracts for any new Interest Term that begins after the date set forth in the table below. For existing Contracts, at the end of the current Interest Term, any funds in a discontinued Risk Control Account will be transferred to the
Fixed Account unless the Owner elects otherwise on or before the end of the current Interest Term.
Values applied to the Fixed Account may earn a lower return than they would have earned in the discontinued Risk Control Account.

Risk Control Account Crediting Strategy: Buffer with Participation Rate and Cap Rate
Index	Type of Index	Crediting Period	Limit on Index Loss (if held to the end of the Crediting Period)	Minimum Limit on Index Gain (for the Life of the Risk Control Account)	Date Discontinued
Barclays Risk Balanced Index	See table above.	6-Year	Buffer: -10% and -20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%	May 1, 2026
Risk Control Account Crediting Strategy: Boost with Participation Rate and Cap Rate
Index	Type of Index	Crediting Period	Limit on Index Loss (if held to the end of the Crediting Period)	Minimum Limit on Index Gain (for the Life of the Risk Control Account)	Date Discontinued
Barclays Risk Balanced Index	See table above.	6-Year	Boost: 10% and 20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%	May 1, 2026
Fixed Account
The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	1 year	0.05%(1)
(1)  Full withdrawals or full surrenders from the Fixed Account are subject to a minimum nonforfeiture value.
The availability of Allocation Options may vary by state and depending on the broker-dealer through which the Contract is sold.
This Updating Summary Prospectus incorporates by reference the Prospectus and Statement of
Additional Information for the Contract, both dated May 1, 2026, as supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.
EDGAR Contract Identifier: C000261255